UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2026

Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, 6th Floor, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(888) 229-3682
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K filed on December 29, 2025, Azenta Germany GmbH, a wholly owned subsidiary of Azenta, Inc. (the “Company”), entered into a definitive Sale and Purchase Agreement with Thelema S.À R.L. (“Thelema”) relating to the sale of the entire issued share capital of B Medical Systems S.À R.L. (the “Transaction”). The Company previously disclosed that the Transaction was expected to close on or before March 31, 2026, subject to the satisfaction of customary closing conditions, including Thelema’s securing of final residual financing, and that there could be no assurance that the Transaction would be completed.

On March 27, 2026, the Company was informed by Thelema that it has not yet secured the financing required to complete the Transaction and, solely as a result of the non‑satisfaction of that financing condition, the Transaction did not close by March 31, 2026. Thelema has indicated that it requires additional time to complete its financing arrangements. The Transaction remains subject to the satisfaction of all closing conditions, including Thelema’s securing of the required financing, and there can be no assurance that the Transaction will be completed on a revised timeline or at all. The parties have not amended or terminated the Agreement; however, the Company is evaluating potential paths forward with respect to the Transaction while Thelema continues to complete its financing arrangements.

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements, which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. For example, statements in Item 8.01 about the expected completion of the Transaction are forward-looking and subject to risks, including non-satisfaction of the financing condition. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether because of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Ephraim Starr
Date: April 2, 2026	Ephraim Starr
Senior Vice President, General Counsel and Corporate Secretary